                                                                EXHIBIT 10.11(C)

                  AMENDMENT NO. 3 TO COLLABORATION AGREEMENT

     This Amendment No. 3 to Collaboration Agreement (the "Amendment") effective as of April 21, 1997, is entered into by and between Pharmacopeia, Inc. ("Pharmacopeia") and Schering Corporation and Schering-Plough, Ltd. (collectively, "Schering"), and amends that certain Collaboration Agreement entered into by Pharmacopeia and Schering effective as of December 22, 1994 as amended (the "Agreement").

1. All capitalized terms not defined in this Amendment shall have the meanings given to them in the Agreement.

2.   Revise Section 1.2 to read in its entirety as follows:

     1.2     "Agreement Compounds" shall mean [***] Compounds, Derivative [***]
              -------------------
Compounds, [***] Compounds, Derivative [***] Compounds, [***] Compounds and Derivative [***] Compounds, as well as any compositions-of-matter claimed in patents filed or issued under Article IX which claim [***] Compounds, Derivative [***] Compounds, [***] Compounds, Derivative [***] Compounds, [***] Compounds, Derivative [***] Compounds. Agreement Compounds shall not include Excluded [***] Products, Excluded [***] Products or Excluded [***] Products.

3.   Revise Section 1.10 by the addition of new Section 1.10.3:

     1.10.3  "Exclusively Period" with respect to any (i) [***] Library
              ------------------
containing an [***] Compounds, or (ii) any [***] Library, shall mean for all compounds contained in such Library, until [***] after the end of the Research Program, as such period may be extended pursuant to Section 2.2, except with respect to [***] Compounds where the period shall be extended until [***].

4.   Revise Section 1.19 by the addition of new Section 1.19.3, 1.19.4 and
1.19.5:

     1.19.3  "[***] Library" shall mean any library containing compounds
              -------------
developed by Pharmacopeia based on (i) proprietary Pharmacopeia information or proprietary Schering [***], and (ii) based on and including structures which have been shown to have activity in the [***] Field during and in the course of the Research Program.

     1.19.4  "[***] Library" shall mean any library (excluding any [***]
              -------------
Library) conceived after the effective date of this Amendment and prepared by Pharmacopeia based on proprietary Schering [***].

     1.19.5  "[***] Library" shall mean any library (excluding any [***]
              -------------
Library, [***] Library, [***] Library or [***] Library) prepared by Pharmacopeia for use in Pharmacopeia's internal and external programs, including the Research Program.


*Information omitted and filed separately with the Commission under Rule 24b-2.

5.   Add the following new definitions to Article 1:

     1.34   "[***] Compound" shall mean any compound which demonstrates activity
                   --------
in the [***] Field at a concentration of [***], contained in a Library screened by Pharmacopeia or Schering or their respective Affiliates during the term of and in the course of performing the Research Program. It is understood that [***] Compounds shall include compound(s) which are [***] even if they also have biological activity via a different mechanism of action.

     1.35    "Derivative [***] Compound" shall mean any compound which
              ----------       --------
demonstrates activity in the [***] Field at a concentration of [***], which is derived from an [***] Compound by Pharmacopeia, Schering or their respective Affiliates or another third party under the authority of Schering. As used herein, a compound shall be deemed to have been "devired from" a [***] Compound (unless it is an Excluded [***] Product) if it (i) is a chemical modification made to an [***] Compound, (ii) is otherwise derived from a chemical synthesis program based on an [***] Compound, (iii) is based on structure-function data developed in such a program, or (iv) is developed with the use of the Licensed Technology. It is understood that Derivative [***] Compounds shall include compound(s) which are [***], even if such compounds also have another biological activity via a different mechanism of action.

     1.36    "[***] Field" shall mean the therapeutic or prophylactic treatment
                    -----
or prevention of diseases and conditions in humans or animals through the use of compound(s) that are [***] alone or which, in addition, have other biological activity via a different mechanism of action.

     1.37    "[***] Product" shall mean any product containing a [***] Compound
                    -------
or Derivative [***] Compound for use in the [***] Field, except Excluded [***] Products.

     1.38    "Excluded [***] Product" shall mean any product for use in the
              --------       -------
[***] Field which does not contain a [***] Compound or a Derivative [***] Compound (except as set forth in subsection (i) herein), but contains (i) any Derivative [***] Compound conceived more than [***] years after the end of the Research Program (the "Termination Date"), except if such a conceived compound falls within the scope of a patent granted on a Schering Invention, Joint Invention or Pharmacopeia Invention and (1) issued as of the Termination Date or
(2) issued from a patent application pending as of the Termination Date (or a division or continuation of such an application) and issued subsequent to the Termination Date, (ii) a compound which is developed by Schering or its Affiliates or by a third party under the authority of Schering during or after the end of the Research Program, independently of the intellectual property set forth in subsections (i)-(iv) of Section 1.35, as shown by contemporaneous documentation, or (iii) any compound resulting from a logical series of medicinal chemistry modifications to a compound described in subsection (ii) above, developed by Schering independently of the intellectual property set forth in subsections 1.35 (i)-(iv), as shown by contemporaneous documentation.


*Information omitted and filed separately with the Commission under Rule 24b-2.

6.   The Collaboration Agreement shall be revised as follows:

             (a)    In Sections 2.3.1(e) and (g), 3.4.3, 3.5, 11.4 and 13.3, all
     references to [***] Libraries shall also be deemed to refer to [***] Libraries. In addition, Sections 2.3.1(e) and (g), 3.5, 11.4 and 13.3 shall also be deemed to refer to [***] Libraries.

             (b) In Sections 2.3.2(b), 2.7, 3.4.3 and 5.2, all references to the [***] Field shall also be deemed to refer to the [***] Field.

             (c) In Sections 1.20.2, 2.7, 5.2 and 6.3.5, all references to [***] Compounds shall also be deemed to refer to [***] Compounds.

             (d) In Sections 1.20.2 and 2.7, all references to Derivative [***] Compounds shall also be deemed to refer to Derivative [***] Compounds.

             (e)    In Sections 2.3.2(b), 2.5(a), 2.7, 2.8, 5.2, 6.3.1 (as
     amended herein), 6.4.1(a) and 9.2.6, all references to Excluded [***] Products shall also be deemed to refer to Excluded [***] Products.

             (f)    In Sections 2.7, 2.8, 5.2, 6.3.1 (as amended herein), 6.3.5,
     6.4.1(a), 6.4.2, 6.4.3, 6.4.4., 7.1, 8.1, 8.2, 8.3 and 8.4, all references to [***] Products shall also be deemed to refer to [***] Products.

7.   Section 2.3 is amended by the addition of new Section 2.3.1(i):

     2.3.1(i)During the third year of the Research Program, Pharmacopeia will provide a minimum of [***] full-time equivalent research positions to conduct the Research Program.

8.   Revise Article 3 by the insertion of new Section 3.2A:

     3.2A    [***] Library Exclusivity.  Pharmacopeia and its Affiliates shall
             -------------------------
not with respect to any of the compounds described in Section 1.10.3 during the applicable Exclusivity Period described in Section 1.10.3 make or use themselves, except with respect to the Research Program or as permitted in
Section 5.7, or knowingly provide any such compounds, for any purpose, to any third person or entity. With respect to any [***] Library not containing an [***] Compound, Pharmacopeia agrees not to screen such [***] Library in the [***] Field, on its own account or on behalf of a third party until [***] years after the end of the Research Program. This Section shall survive the termination or expiration of this Agreement.

9.   Section 3.3 is amended to read in its entirety, as follows:

     3.3     Annual Extensions.  Schering shall have the right to extend the
             -----------------
Exclusivity Period described in Section 1.10.2(i) or Section 1.10.3(ii) for successive one (1) year periods by


*Information omitted and filed separately with the Commission under Rule 24b-2.

notifying Pharmacopeia no later than sixty (60) days prior to the end of the Exclusivity Period, and concurrently paying to Pharmacopeia a maintenance fee of [***] for each year per Field, and the actual direct and indirect costs attributable to the preparation of any additional library plates as may be required for further assays, and the decoding of compounds with biological activity selected by Schering from such Libraries.

10.  In Section 3.4.2, line 3, change "random libraries" to [***] Libraries."

11.  Section 3.4 is amended by the addition of new Section 3.4.4:

     3.4.4   Screening for Activity in the [***] Field.  During the Research
             -----------------------------
Program, Pharmacopeia and its Affiliates may screen any Library for activity in the [***] Field. All compounds identified as having activity at a concentration of [***] with respect to any target actually screened in the course of Pharmacopeia's performance of the Research Program in the [***] Field shall be considered [***] Compounds for all purposes of this Agreement. However, it is understood that no [***] Library or [***] Library shall become a [***] Library under any circumstance, and that there is no Exclusivity Period with respect to any [***] Library that does not contain an [***] Compound except as provided in
Section 3.2A, or with respect to any [***] Library. Any milestone payments made pursuant to Section 6.3.1 with respect to such [***] Compounds or corresponding [***] Products shall be in addition to any other milestone payments due pursuant to the operation of Section 6.3.1 or 6.3.2 of the Agreement.

12.  Section 5.1 is amended to read in its entirety as follows:

     5.1     License to Schering.
             -------------------

             5.1.1  [***] Fields.  Subject to the terms and conditions of this
                          ------
Agreement, Pharmacopeia agrees to grant, and hereby grants, (i) to Schering Corporation an exclusive license under the applicable Licensed Technology (exclusive even as to Pharmacopeia and its Affiliates) to make, have made and use Agreement Compounds (other than [***] Compounds, Derivative [***] Compounds, and compounds claimed in a patent or patent application filed or issued under
Article IX that also claims an [***] Compound or Derivative [***] Compound), and to make, have made, use and sell corresponding Agreement Products (other than [***] Products) in the United States, including its territories and possessions, in the [***] Field and [***] Field; and (ii) to Schering-Plough, Ltd. an exclusive license under the applicable Licensed Technology (exclusive even as to Pharmacopeia and its Affiliates) to make, have made and use Agreement Compounds (other than [***] Compounds, Derivative [***] Compounds, and compounds claimed in a patent to patent application filed or issued under Article IX that also claims an [***] Compound or Derivative [***] Compound), and to make, have made, use and sell corresponding Agreement Products (other than [***] Products) outside the United States and its territories and possessions, in the [***] Field and [***] Field. It is understood that such licenses shall include


*Information omitted and filed separately with the Commission under Rule 24b-2.

the right to discover and develop Agreement Compounds and Agreement Products and to conduct drug research in the [***] Field and [***] Field after the term of the Research Program during the term of this Agreement.

             5.1.2  [***] Field.
                          -----

                    (a) Subject to the terms and conditions of this Agreement, Pharmacopeia agrees to grant, and hereby grants, (i) to Schering Corporation an exclusive license under the applicable Licensed Technology (exclusive even as to Pharmacopeia and its Affiliates) to make, have made and use [***] Compounds and Derivative [***] Compounds, and make, have made, use and sell [***] Products in the United States, including its territories and possessions, in the [***] Field; and (ii) to Schering-Plough, Ltd. an exclusive license under the applicable Licensed Technology (exclusive even as to Pharmacopeia and its Affiliates) to make, have made and use [***] Compounds and Derivative [***] Compounds, and make, have made, use and sell [***] Products, outside the United States and its territories and possessions, in the [***] Field. It is understood that such licenses shall include the right to discover and develop Agreement Compounds and Agreement Products and to conduct drug research after the term of the Research Program during the term of this Agreement.

                    (b) Subject to the terms and conditions of this Agreement, Pharmacopeia agrees to grant, and hereby grants:

                         (i)  to Schering Corporation an exclusive license under
the applicable Licensed Technology (exclusive even as to Pharmacopeia and its Affiliates) to make, have made and use any Agreement Compound (other than an [***] Compound or Derivative [***] Compound) which is claimed in a patent or patent application filed or issued under Article IX that also claims an [***] Compound or Derivative [***] Compound, and to make, have made, use and sell corresponding Agreement Products in the [***] Field in the United States, including its territories and possessions; and

                         (ii) to Schering-Plough, Ltd. an exclusive license
under the applicable Licensed Technology (exclusive even as to Pharmacopeia and its Affiliates) to make, have made and use any Agreement Compound (other than an [***] Compound or Derivative [***] Compound) which is claimed in a patent or patent application filed or issued under Article IX that also claims an [***] Compound or Derivative [***] Compound, and to make, have made, use and sell corresponding Agreement Products in the [***] Field outside the United States and its territories and possessions.


*Information omitted and filed separately with the Commission under Rule 24b-2.

                    (iii) It is understood that the foregoing licenses shall include the right to discover and develop Agreement Compounds and Agreement Products and to conduct drug research in the [***] Field after the term of the Research Program during the term of this Agreement.

13.  Amend Section 5.5 by the addition of new Section 5.5.3:

     5.5.3  With Respect to the [***] Field.  During and until the earlier of
            -------------------       -----
(a) [***] after the termination of the Research Program, if the Research Program in the [***] Field does not proceed with full staffing until [***], or (b) [***] after the end of the Research Program, Pharmacopeia and its Affiliates will not knowingly (i) make compounds or combinatorial libraries for or with any third person or entity specifically for screening in the [***] Field alone or for screening in the [***] Field in conjunction with screening other fields, (ii) perform contract screening for or with any third person or entity with respect to the [***] Field, (iii) perform for its own account any screening of compound in the [***] Field, or (iv) provide materials or reagents to any third person for screening for activity in the [***] Field.

14.  Amend Section 5.8 to read in its entirety as follows:

     5.8    Pharmacopeia Assay License.  Pharmacopeia and its Affiliates shall
            --------------------------
have the nonexclusive right to use during the Research Program intellectual property of Schering, such as reagents, as reasonably necessary to assay compounds in [***], [***], [***] and [***] Libraries for activity in the [***] Fields, as appropriate, and as permitted pursuant to Section 3.4.2 or for purposes of the demonstration required under Section 5.11(b). Pharmacopeia and its Affiliates shall also have the nonexclusive right to use during the Research Program intellectual property of Schering relating to [***] for the design and synthesis of [***] Libraries and [***] Libraries. Except as provided herein with respect to Section 5.11(b), the licenses granted under this Section 5.8 shall expire upon the expiration or termination of the Research Program and Pharmacopeia shall thereafter have no further right or license to use any intellectual property of Schering which is subject to this Section 5.8. Pharmacopeia will not be required to pay any fees to use such intellectual property, but will as a condition precedent to such use execute any consents or sublicenses required by any Schering licensor. Pharmacopeia shall not be required to execute any unreasonable consents or licenses and will not be in breach of this Agreement for failure to do so.

15.  Revise Article 5 by the insertion of new Section 5.11:

     5.11   License to Pharmacopeia Outside [***] Field
            -------------------------------       -----

            (a) Subject to the terms and condition of this Agreement, Schering Corporation and Schering-Plough, Ltd. agree to grant, and hereby grant to Pharmacopeia an exclusive, worldwide license under the interest of Schering Corporation and Schering-Plough,

*Information omitted and filed separately with the Commission under Rule 24b-2

Ltd. (exclusive in each case even as to Schering Corporation, Schering-Plough, Ltd. and their Affiliates) in the applicable Licensed Technology to make, have made and use any compound in an [***] Library (other than an [***] Compound or Derivative [***] Compound) which is claimed in a patent or patent application filed or issued under Article IX that also claims an [***] Compound or Derivative [***] Compound, and to make, have made, use and sell corresponding Agreement Products outside the [***] Field.

          (b) If Pharmacopeia demonstrates to Schering that any Agreement Compound (other than an [***] Compound, Derivative [***] Compound, or compound in an [***] Library), which is claimed in a patent or patent application filed or issued under Article IX that also claims an [***] Compound or Derivative [***] Compound, does not have activity against the [***] at a concentration [***], then Schering Corporation and Schering-Plough, Ltd. agree to grant, and hereby grant to Pharmacopeia an exclusive, worldwide license under the interest of Schering Corporation and Schering-Plough, Ltd. (exclusive in each case even as to Schering Corporation, Schering-Plough, Ltd. and their Affiliates) in the applicable Licensed Technology to make, have made and use such Agreement Compound, and to make, have made, use and sell corresponding Agreement Products outside the [***] Field.

16.  Section 6.1.1 is amended to read in its entirety as follows:

     6.1.1 Research Program Funding. Schering agrees to pay to Pharmacopeia
           ------------------------
research funding with respect to the Research Program, in the following amounts:

                    Period              Amount
                    ------              ------

                    Year 1              [***]
                    Year 2              [***]

During the third year of the Research Program, Schering shall pay [***] in research funding for such period. Any payments for full-time equivalent research positions payable by operation of this or the other sections of this Agreement shall be deemed offset against the aforementioned payments in this Section 6.1.1, provided it is understood that Schering's total obligations may not exceed [***] in such third year. However, if the Research Program is expanded pursuant to Section 2.4, or if substitute or additional targets have been added to the Research Program pursuant to Section 2.4, Schering shall pay to Pharmacopeia the additional amounts specified in such Sections which are be due. If the Research Program is extended pursuant to Section 2.2.2, Schering shall pay to Pharmacopeia the additional amounts specified in such Section which are due.

*Information omitted and filed separately with the Commission under Rule 24b-2.

17. The second sentence of Section 6.3.1 is amended by inserting after "one (1) time", the phrase "in the [***] Field and one (1) time in the [***] Field".

18. After Pharmacopeia has notified Schering that it has completed screening a [***] Library or [***] Library in the Research Program in the [***] Field, Schering may upon written notice request that Pharmacopeia provide to Schering copies of such [***] Library or [***] Library for screening by Schering against any target, on the following terms and conditions:

          (a) Pharmacopeia will provide such Library to Schering within six (6) months of such written request. Schering shall pay to Pharmacopeia the direct and indirect costs associated with preparing such Library. At Schering's request, Pharmacopeia shall provide rearrays of such Libraries and decodes of Library compounds on the terms set forth on Exhibit A hereto. Schering shall not provide any [***] Library or [***] Library to any third party without the prior written consent of Pharmacopeia, except that such consent shall not be required if the third party (i) does not have, and will not have, any rights to any Agreement Compound, and (ii) in the ordinary course of its business provides screening on a fee-for-services basis.

          (b) Any [***] Compounds, Derivative [***] Compounds and [***] Products, and any other product based on inhibitory activity against a [***] resulting from Schering's screening of the [***] or [***] Libraries, shall be subject to the provisions in the Collaboration Agreement relating to [***] Compounds and [***] Products, including without limitation, the milestone and royalty obligations set forth in Section 6.3.1 and 6.4.1(a) of the Collaboration Agreement.

          (c) In the event that Schering demonstrates that any Library compound in a [***] Library or a [***] Library has biological activity with respect to a particular target which is not a [***], and such Library compound has no significant biological activity in the [***] Fields, Schering may with notice to Pharmacopeia designate such Library compound as a Subject Compound (as such term is used in the Random Library Agreement entered by the parties effective December 22, 1994). Each Subject Compound and Derivative Compounds thereof, and the corresponding Agreement Products, shall be treated as Agreement Compounds and Agreement Products (as such terms are defined in the Random Library Agreement), respectively, and shall be subject to the provisions in the Random Library Agreement relating thereto, including without limitation, the milestone and royalty obligations set forth in Sections 4.2.1 and 4.3.1 of such Agreement.

19. Pharmacopeia will provide to Schering the [***] Libraries prepared by Pharmacopeia pursuant to the Agreement for screening by Schering on the following terms and conditions:


*Information omitted and filed separately with the Commission under Rule 24b-2.

          (a) Pharmacopeia will provide the [***] Libraries to Schering in accordance with the cost schedule on attached Exhibit A, and at Schering's request, provide rearrays of such Libraries and decodes of Library compounds on the terms set forth on such Exhibit. Schering shall not screen any [***] Library in the [***] Field or [***] Field; nor shall Schering provide any [***] Library to any third party without the prior written consent of Pharmacopeia, except that such consent shall not be required if the third party (i) does not have, and will not have, any rights to any Agreement Compound, and (ii) in the ordinary course of its business provides screening on a fee-for-services basis.

          (b) Any [***] Compounds, Derivative [***] Compounds and [***] Products resulting from Schering's screening shall be subject to the milestone and royalty provisions set forth in Sections 6.3.1 and 6.4.1(a) of the Collaboration Agreement.

          (c) In the event that Schering demonstrates that any Library compound in a [***] Library has biological activity with respect to a particular target outside the [***] Fields, and such Library compound has no significant biological activity in the [***] Fields, Schering may with notice to Pharmacopeia designate such Library compound as a Subject Compound (as such term is used in the Random Library Agreement entered by the parties effective December 22, 1994). Each Subject Compound and Derivative Compounds thereof, and the corresponding Agreement Products, shall be treated as Agreement Compounds and Agreement Products (as such terms are defined in the Random Library Agreement), respectively, and shall be subject to the provisions in the Random Library Agreement relating thereto, including without limitation, the milestone and royalty obligations set forth in Sections 4.2.1 and 4.3.1 of such Agreement.

20. Except as specifically modified or amended hereby or by the Amendment to the Collaboration Agreement dated December 18, 1996, and Amendments No.1 and 2 to the Collaboration Agreement and Random Library Agreement, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed in accordance with the laws of the State of New Jersey, without regard to principles of conflicts of laws.

* Information omitted and filed separately with the Commission under Rule 24b-2.

     IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date indicated on this Amendment.


SCHERING CORPORATION                         PHARMACOPEIA, INC.



By: ______________________________           By: ______________________________

Name: ____________________________           Name: ____________________________

Title: ___________________________           Title: ___________________________

Date: ____________________________           Date: ____________________________


SCHERING-PLOUGH, LTD.


By: ______________________________

Name: ____________________________

Title: ___________________________

Date: ____________________________